SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 24, 2004

                            ROANOKE TECHNOLOGY CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Florida
                 (State or Other Jurisdiction of Incorporation)

         000-26715                                      22-3558993
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 (Commission File Number)                     (IRS Employer Identification No.)


                            2720 N. Wesleyan Blvd.
                          Rocky Mount, North Carolina C 27804
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               (Address of Principal Executive Offices) (Zip Code)

                                 (252)428-0200
              (Registrant's Telephone Number, Including Area Code)


                             539 Becker Drive
                    Roanoke Rapids, North Carolina 27870
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                   (Former Name or Former Address, if Changed
                               Since Last Report)




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Item 5. Other Events.

On February 24, 2004 the Board of Directors approved a resolution relocating our principle corporate office from 539 Becker Road, Roanoke Rapids, North Carolina 27870 to 2720 N. Wesleyan Blvd., Rocky Mount, North Carolina 27804 and the phone number was changed to 252-428-0200. Our new offices are located on a total lot areas of 72,397 square feet and 1.66 acres. We are located in a one story, pre-engineered buildings with 9,000 square feet of building area. We have a 5 year lease and pay a total of $3,500 per month for the 1st year, $4,000 per month for the 2nd and 3rd years and $4,500 per month for the 4th and 5th years. We believe this space better suits the expansion of our business.

Item 7.  Financial Statements and Exhibits

Number   Exhibit

10.1     Resolution

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE TECHNOLOGY CORP.


By: /s/ David L. Smith, Jr.
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        DAVID SMITH,  President

Date: February 25, 2004